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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 5, 2000


                                   eSOFT, INC.

             (Exact name of registrant as specified in its charter)



          DELAWARE                     00-23527                  84-0938960
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)



                      295 INTERLOCKEN BOULEVARD, SUITE 500
                           BROOMFIELD, COLORADO 80021
                                 (303) 444-1600
    (Address and Telephone Number of Registrant's Principal Executive Office)

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ITEM 5. OTHER EVENTS

         On September 5, 2000, eSoft, Inc. issued a press release, which is attached hereto as Exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    eSoft, Inc.

Date:  September 5, 2000              By:  /s/ Jeffrey Finn
                                       -------------------------------------
                                    Name:  Jeffrey Finn
                                    Title: President and Chief Executive Officer